                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                Date of Report (Date of Earliest Event Reported)
                ------------------------------------------------
                                October 25, 2004

                         GENERAL GROWTH PROPERTIES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                  1-11656                42-1283895
    --------                  -------                ----------
(State or other             (Commission           (I.R.S. Employer
jurisdiction of             File Number)           Identification
 incorporation)                                       Number)

                  110 N. Wacker Drive, Chicago, Illinois 60606
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ONLY THOSE ITEMS AMENDED ARE REPORTED HEREIN.

The registrant hereby amends its Current Report on Form 8-K signed October 25, 2004 as follows:

ITEM 8.01 OTHER EVENTS.

On August 19, 2004, General Growth Properties, Inc. ("GGP" or the "Company") entered into an agreement and plan of merger with The Rouse Company ("Rouse"). The transaction is currently expected to close on or about November 12, 2004. Historical financial statements of Rouse and pro forma financial information of the Company are included in this report in response to Item 9.01 below.

On November 9, 2004, Rouse entered into definitive closing agreements with the Internal Revenue Service relating to Rouse's satisfaction of previously disclosed REIT tax requirements. As a result, Rouse has filed on Form 8-K financial statements for each of the years in the three-year period ended December 31, 2003 which have been adjusted to reclassify the operations of certain properties sold in 2004 to discontinued operations and to reclassify certain costs and expenses. KPMG LLP's audit report on such financial statements has also been filed in the Rouse Form 8-K.

The Registrant's Current Report on Form 8-K signed October 25, 2004 is hereby amended to include the following:

     (1) Audited consolidated financial statements of Rouse as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 to reflect the reclassifications discussed above

     (2) KPMG LLP's audit report on such audited financial statements

     (3) KPMG LLP's consent related to such audited financial statements

     (4) Unaudited pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits filed as a part of this report:

(a)   Financial Statements of Businesses Acquired.

      1. Audited consolidated financial statements of Rouse as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 (incorporated by reference to Rouse's Form 8-K filed with the SEC on November 9, 2004 which revised information originally presented in its Annual Report on Form 10-K for the year ended December 31, 2003, File No. 001-11543).

      2. Unaudited condensed consolidated financial statements of Rouse as of June 30, 2004 and for the three and six months ended June 30, 2004 and 2003 and attached as Exhibit 99.2 to this report.

(b)   Pro Forma Financial Information.

      See the accompanying Index which is filed as part of this Current Report on Form 8-K/A and incorporated into this Item 9.01(b) by reference.

(c)   Exhibits.

      See the attached Exhibit Index which is incorporated into this Item 9.01(c) by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL GROWTH PROPERTIES, INC.

                                      By:   /s/  Bernard Freibaum
                                            ------------------------------------
                                            Bernard Freibaum
                                            Executive Vice President and
                                            Chief Financial Officer

Date: November 9, 2004

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                               NAME
-------   -------------------------------------------------------------
4.1       Form of Subscription Certificate and Instructions for use of
          Subscription Certificates (previously filed)

8.1       Opinion of Neal, Gerber & Eisenberg LLP Regarding Tax Matters
          (previously filed)

23.1      Consent of Neal, Gerber & Eisenberg LLP (included in Exhibit 8.1)
          (previously filed)

23.2 Consent of KPMG LLP, independent registered public accounting firm, regarding Rouse

99.1 Audited consolidated financial statements of Rouse as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 (incorporated by reference to Rouse's Form 8-K filed with the SEC on November 9, 2004 which revised information originally presented in its Annual Report on Form 10-K for the year ended December 31, 2003, File No. 001-11543)

99.2 Unaudited condensed consolidated financial statements of Rouse as of June 30, 2004 and for the three and six months ended June 30, 2004 and 2003 (previously filed)

99.3      Letter Agreement regarding equity financing commitment dated
          October 22, 2004 by M.B. Capital Partners III (previously filed)

99.4 Audit report of KPMG LLP, independent registered accounting firm, regarding Rouse


                                      INDEX

GENERAL GROWTH PROPERTIES, INC.:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
June 30, 2004 (previously filed)................................................      F-2

Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the Six Months Ended June 30, 2004 (previously filed).......................      F-3

Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the Year Ended December 31, 2003............................................      F-4

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(previously filed)..............................................................      F-5

                        GENERAL GROWTH PROPERTIES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                 Other Acquisitions (2)
                                                   Historical        ------------------------------------------------
                                                  General Growth         Historical Other    Pro Forma
                                               Properties, Inc. (1)       Acquisitions      Adjustments    Pro Forma
                                               --------------------  ---------------------- -----------   -----------
Revenues
   Minimum rent                                $            781,675  $              187,582 $    25,047 f $   994,304
   Tenant charges                                           368,640                 114,031         746 g     483,417
   Land sales                                                     -                       -           -             -
   Other                                                    120,413                   9,259      (4,120)i     125,552
                                               --------------------  ---------------------- -----------   -----------
Total revenues                                            1,270,728                 310,872      21,673     1,603,273
                                               --------------------  ---------------------- -----------   -----------
Expenses:
   Real estate taxes                                         89,038                  25,557           -       114,595
   Other property operating                                 278,809                  91,915           -       370,724
   Land sales operations                                          -                       -           -             -
   Property management, general and
     administrative costs                                   118,377                       -           -       118,377
   Depreciation and amortization                            231,172                   7,724      69,225 k     308,121
                                               --------------------  ---------------------- -----------   -----------
Total expenses                                              717,396                 125,196      69,225       911,817
                                               --------------------  ---------------------- -----------   -----------
Operating income                                            553,332                 185,676     (47,552)      691,456
Interest expense, net                                      (276,235)                      -     (87,523)l    (363,758)
Allocations to minority interests                          (112,111)                      -     (12,268)m    (124,379)
Income taxes, primarily deferred                                  -                       -           -             -
Equity in income of unconsolidated affiliates                94,480                   9,080     (19,928)o      83,632
                                               --------------------  ---------------------- -----------   -----------
Income from continuing operations                           259,466                 194,756    (167,271)      286,951
Convertible preferred stock dividends                       (13,030)                      -           -       (13,030)
                                               --------------------  ---------------------- -----------   -----------
Income from continuing operations
   available to common stockholders            $            246,436  $              194,756 $  (167,271)  $   273,921
                                               ====================  ====================== ===========   ===========
Weighted-average shares outstanding:
   Basic                                                200,875,000
   Diluted (5)                                          215,079,000
Income from continuing operations per share:
   Basic                                       $               1.23
   Diluted (5)                                                 1.20

                                                     Rouse Acquisition
                                               ----------------------------        Total
                                               Historical     Pro Forma         Pro Forma
                                               Rouse (3)    Adjustments (5)    Consolidated
                                               ----------   ---------------    ------------
Revenues
   Minimum rent                                $  531,252   $        74,872 f  $  1,600,428
   Tenant charges                                 230,506             3,936 h       717,859
   Land sales                                     284,840                 -         284,840
   Other                                           82,686               680 h       208,918
                                               ----------   ---------------    ------------
Total revenues                                  1,129,284            79,488       2,812,045
                                               ----------   ---------------    ------------
Expenses:
   Real estate taxes                               64,367               162 h       179,124
   Other property operating                       270,098             2,784 h       643,606
   Land sales operations                          167,538            49,176 j       216,714
   Property management, general and
     administrative costs                          64,421             1,150 h       183,948
   Depreciation and amortization                  171,183            97,948 k       577,252
                                               ----------   ---------------    ------------
Total expenses                                    737,607           151,220       1,800,644
                                               ----------   ---------------    ------------
Operating income                                  391,677           (71,732)      1,011,401
Interest expense, net                            (233,498)         (296,027)l      (893,283)
Allocations to minority interests                       -            47,982 m       (76,397)
Income taxes, primarily deferred                  (42,598)           19,670 n       (22,928)
Equity in income of unconsolidated affiliates      31,421            (3,749)o       111,304
                                               ----------   ---------------    ------------
Income from continuing operations                 147,002          (303,856)        130,097
Convertible preferred stock dividends                   -                 -         (13,030)
                                               ----------   ---------------    ------------
Income from continuing operations
   available to common stockholders            $  147,002   $      (303,856)   $    117,067
                                               ==========   ===============    ============
Weighted-average shares outstanding:
   Basic                                                         15,513,000 p   216,388,000
   Diluted (4)                                                    2,054,000 p   217,133,000
Income from continuing operations per share:
   Basic                                                                       $       0.54
   Diluted (4)                                                                         0.54

(1) Amounts are derived from the Condensed Consolidated Statement of Operations included in the Company's Annual Report on Form 10-K for the Year Ended December 31, 2003.

(2)   Amounts are derived from the Company's Form 8-K/A filed on August 2, 2004.

(3) Amounts are derived from detail supporting the Condensed Consolidated Statement of Operations originally presented in Rouse's Annual Report on Form 10-K for the Year Ended December 31, 2003 and revised on Form 8-K filed on November 9, 2004. Certain amounts have been reclassified to conform to the Company's presentation.

(4) The convertible preferred stock was dilutive to the historical diluted earnings per share of the Company, but anti-dilutive to the total pro forma consolidated results.

(5)   For alphabetical references, refer to Note 2-Pro Forma Adjustments.

The accompanying notes are an integral part of these statements.

                                       F-4